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                                                                      Exhibit 32

  CERTIFICATION OF FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 2003, PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Chief Executive Officer and Chief Financial Officer of Stewart Enterprises, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act, that:

- the Annual Report on Form 10-K for the year ended October 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

- the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Stewart Enterprises, Inc.

This certification is being furnished solely to comply with the requirements of
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as a part of the Form 10-K.

A signed original of this written statement required by Section 906 has been provided to Stewart Enterprises, Inc. and will be retained by Stewart Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  January 14, 2004

                                                  /s/ WILLIAM E. ROWE
                                         -------------------------------------
                                                    William E. Rowe
                                                Chairman of the Board,
                                         Chief Executive Officer and President

                                                 /s/ KENNETH C. BUDDE
                                         -------------------------------------
                                                   Kenneth C. Budde
                                               Executive Vice President
                                              and Chief Financial Officer

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